UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]  Filed by a Party other than the Registrant [  ]

Check the appropriate Box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant toss.240.14a-12

                     FLEXIBLE SOLUTIONS INTERNATIONAL, INC.
                ------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

         1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined.):

         -----------------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
         5) Total Fee Paid:

         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         -----------------------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:

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         3) Filing Party:

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         4) Dated Filed:

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
[GRAPHIC OMITTED - FLEXIBLE SOLUTIONS LOGO]
[FLEXIBLE SOLUTIONS - COVER AND CONSERVE]

                        NOTICE OF ANNUAL GENERAL MEETING

Notice is hereby given that the 5th Annual General Meeting of Flexible Solutions
                        International, Inc. will be held:

                    AT 6:00PM ON FRIDAY THE 28TH OF MAY 2004
            in the Meeting Room of the Nellie McClung Public Library,
                              3850 Cedar Hill Road,
                   Victoria, British Columbia, V8P 3Z6 Canada.


ORDINARY BUSINESS

DIRECTORS
  1. To vote to elect the five (5) directors to the Board of Directors in accordance with the Company's Constitution, for the upcoming year:

                1. Daniel B. O'Brien
                2. Dr. Robert N. O'Brien
                3. John H. Bientjes
                4. Dale Friend
                5. Eric Hodges

OPTIONS
  2. Vote to approve the granting of the following options to officers and directors:

      Daniel B. O'Brien:        20,000 options to buy common shares with a
                                strike price of $3.60/share, vesting on December
                                31st 2004 and expiring on December 31st 2008.

      Dr. Robert N. O'Brien:    20,000 options to buy common shares with a
                                strike price of $3.60/share, vesting on December
                                31st 2004 and expiring on December 31st 2008.

      John H. Bientjes:         5,000 options to buy common shares with a strike
                                price of $3.60/share, vesting on December 31st
                                2004 and expiring on December 31st 2008.

      Dale Friend:              5,000 options to buy common shares with a strike
                                price of $3.60/share, vesting on December 31st
                                2004 and expiring on December 31st 2008.


OTHER BUSINESS
  3. Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

VOTING RIGHTS
Pursuant to the by-laws of the Company, the Board of Directors has fixed the close of business on the 6th of April 2004 as the record date. Holders of common stock of record at this date will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. All stockholders are cordially invited to attend the Annual Meeting in person. Each share of Common Stock is entitled to one non-cumulative vote on all matters that may properly come before the meeting. Stockholders who are unable to attend the Annual Meeting in person are requested to complete and date the enclosed form of proxy and vote their shares in person. Stockholders attending the meeting whose shares are held in the name of a broker or other nominee who desire to vote their shares at the meeting should bring with them a proxy or letter from that firm confirming their ownership of shares.

VOTE REQUIRED
A majority vote of the Company's outstanding shares of common stock is required to approve all matters presently scheduled to come before the meeting. Assuming that a quorum is obtained, a majority to those shares represented at the meeting is necessary to approve the proposed matters.

PROXIES
Any stockholder may use a proxy if he/she is unable to attend the meeting in person or wishes to have his/her shares voted by proxy even if he/she does attend the meeting. Any proxy may be revoked by the person giving it at any time before it is exercised by giving written notice to the secretary of the Company; or submitting a proxy bearing a late date; or appearing at the meeting and electing to vote in person. Any stockholder may solicit proxies in person, by mail, by telephone, or by telegram. The person soliciting a proxy shall pay all costs of solicitation.

ELECTION OF BOARD OF DIRECTORS
Pursuant to the By-Laws of the Company and the Nevada Corporation Laws, the number of Directors constituting the Board of Directors of the Company may consist of one (1) to nine (9). The following people have been nominated to serve as Directors for the ensuing year:

1. Daniel B. O'Brien
2. Dr. Robert N. O'Brien
3. John H. Bientjes
4. Dale Friend
5. Eric Hodges

MISCELLANEOUS
So far as the Board of Directors of the Company is aware, no matters other than those described in the Notice will be acted upon at the meeting.




                                                           By Order of the Board
                                                Dated this 11th day of May, 2004


                                           /s/ DANIEL B. O'BRIEN
                                   ---------------------------------------------
                                               Daniel B. O'Brien, President/CEO

[GRAPHIC OMITTED - FLEXIBLE SOLUTIONS LOGO]                      PROXY STATEMENT
[FLEXIBLE SOLUTIONS - COVER AND CONSERVE]

Flexible Solutions (the "Company") will hold its annual meeting of shareholders at 6:00pm on FRIDAY, THE 28TH OF MAY 2004 in the Meeting Room of the Nellie McClung Public Library, 3850 Cedar Hill Road, Victoria British Columbia Canada to consider the items of the attached notice of shareholder meeting. All items on the attached notice are more fully described in this proxy statement.

The only securities eligible to vote at the annual meetings are the Company's common shares. Only shareholders of record at the close of business on the 6th of April 2004 will be eligible to vote at the annual meeting. On that date, 11,819,916 common shares entitled to give voting instructions were outstanding. Each common share and each exchangeable share not held by the Company or its affiliates entitles the holder to one vote at the annual meeting. Any stockholder may use a proxy if he/she is unable to attend the meeting in person or wishes to have his/her shares voted by proxy even if he/she does attend the meeting. Any proxy may be revoked by the person giving it at any time before it is exercised by giving written notice to the secretary of the Company; or submitting a proxy bearing a late date; or appearing at the meeting and electing to vote in person. Any stockholder may solicit proxies in person, by mail, by telephone, or by telegram. The person soliciting a proxy shall pay all costs of solicitation.

Under Nevada law and the Company's Articles of Incorporation, if a quorum is present at the meeting: (i) the five nominees for election as directors will be elected directors if the number of votes cast in favour the matter exceeds the number of votes cast against it.

In the election of directors, any proposal by the Board of Directors, or other business, if a shareholder or broker abstains from voting or fails to vote it will have no effect on the approval of the proposal because abstentions and broker non-votes do not represent votes cast by shareholders.

The Company's annual report to shareholders for 2003 is being mailed on approximately April 30, 2004 with this proxy statement to shareholders entitled to vote at the 2004 annual meeting.






                                     2614 Queenswood Drive, Victoria BC  V8N 1X5
                                        Tel: (250) 477-9969  Fax: (250) 477-9912
                                                       WWW.FLEXIBLESOLUTIONS.COM

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

Pursuant to the By-Laws of the Company and the Nevada Corporation Laws the number of Directors constituting the Board of Directors of the Company may consist of one (1) to nine (9). All of the nominees currently are directors of the Company elected by the shareholders.

Unless a shareholder instructs otherwise on the proxy card, it is intended that the shares represented by properly signed proxies in the accompanying form will be voted for the persons nominated by the Board of Directors. The Board of Directors anticipates that the listed nominees will be able to serve, but if at the time of the meeting any nominee is unable or unwilling to serve, the proxy holders may vote such shares at their discretion for a substitute nominee.

NOMINEES FOR ELECTION - TERMS EXPIRE IN 2005
Daniel B.  O'Brien, 47
Dan O'Brien has been the President and a director of Flexible since May 1998. He has been involved in the swimming pool industry since 1990 when he founded our subsidiary, Flexible Solutions Ltd. that was purchased by Flexible Solutions International, Inc. in August 1998. From 1990 to 1998 Mr. O'Brien was also a teacher at Brentwood College where he was in charge of outdoor education.

Dr. Robert N. O'Brien, 83
Dr. Robert O'Brien has been a member of the Company's Board of Directors since August 1998. Dr. O'Brien was a Professor of Chemistry at the University of Victoria from 1968 until 1986 at which time he was given the designation of Professor Emeritus. He held various academic positions since 1957 at the University of Alberta, the University of California at Berkley, and the University of Victoria. While teaching, Dr. O'Brien acted as a consultant and served on the British Columbia Research Council from 1968 to 1990. In 1987, Dr. O'Brien founded the Vancouver Island Advanced Technology and Research Association. Dr. O'Brien received his Bachelor of Applied Science in Chemical Engineering from the University of British Columbia in 1951; his Masters of Applied Science in Metallurgical Engineering from the University of British Columbia in 1952; his Ph.D. in Metallurgy from the University of Manchester in 1955; and, was a Post Doctoral Fellow in Pure Chemistry at the University of Ottawa from 1955 through 1957.

John H. Bientjes, 50
John Bientjes has been a member of our Board of Directors since February 2000. Mr. Bientjes has been the manager of the Commercial Aquatic Supplies Division of D.B. Perks & Associates, Ltd., located in Vancouver, British Columbia, a company that markets supplies and equipment to commercial swimming pools which are primarily owned by municipalities. Mr. Bientjes was graduated in 1976 from Simon Fraser University in Vancouver, British Columbia with a Bachelor of Arts Degree in Economics and Commerce.

Dale Friend, 47
Dale Friend was elected a director in December 2002. She was a Senior Trust Analyst for Alderwoods Group, formerly The Loewen Group from August 2002 to February 2003. She was Advanced Accountant for such firm from 1999 to August 2002. She was with Telus, formerly BC Tel, from 1979 to 1998 various accounting, auditing, and financial planning positions.

Eric Hodges, 55
Eric Hodges is a Victoria based accountant with decades of experience. His financial education is from the University of Washington in Seattle where he played for the Huskies football program. Mr. Hodges continued playing football after college, with a successful, multiyear professional career with the BC Lions of the Canadian Football League. Eric is extremely familiar with both Canadian and US GAAP (generally acceptable accounting principles), since he has clients in both countries. Furthermore, his wide range of experience with small and quickly growing companies will be an asset to the Board.

COMMITTEES: MEETINGS OF THE BOARD OF DIRECTORS

Nominating committee. There is no nominating committee.

The Company has a Compensation Committee and an Audit Committee. The Compensation Committee and the Audit Committee were formed in 2002. John Bientjes and Dan O'Brien comprise the compensation committee. John Bientjes and Dale Friend are the Audit Committee. The Compensation Committee recommends to the Board the compensation of executive officers. The Audit Committee serves as a liaison between the Board and the Company's auditor. The Compensation Committee met once during the fiscal year ended December 31, 2003, and the Audit Committee met once during the fiscal year ended December 31, 2003.

The Company's Board of Directors held four meetings during the fiscal year ended December 31, 2003, at which time all the then Directors were present and consented in writing to the action taken at such meetings. No incumbent Director attended fewer than 100% of said meetings.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors consists of two directors, both of whom are independent directors. The Audit Committee is responsible for overseeing the Company's financial reporting process on behalf of the Board of Directors. Each year, the Audit Committee recommends to the Board of Directors the selection or retention of the Company's independent auditors.

Management is responsible for the Company's financial statements and the financial reporting process, including internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and Cinnamon Jang Willoughby the Company's independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with Cinnamon Jang Willoughby the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committee s). These matters included a discussion of Cinnamon Jang Willoughby judgments about the quality (not just the acceptability) of the Company's accounting principles as applied to financial reporting.

Cinnamon Jang Willoughby also provided the Audit Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1. (Independence Discussions with Audit Committees), and the Audit Committee discussed with Cinnamon Jang Willoughby, that firm's independence.

AUDIT FEES
Cinnamon Jang Willoughby was paid aggregate fees of US$23,940 for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year ended December 31, 2003 and the reviews of the financial statements included in Company's quarterly reports on Form 10QSB during that fiscal year.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES
Cinnamon Jang Willoughby was paid no fees for professional services rendered in connection with the design and implementation of the Company's financial information systems.

OTHER FEES
Cinnamon Jang Willoughby was paid $1400 in fees for income tax preparation and filing.

Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representation of management and the disclosures by the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended Dec 31, 2003, for filing with the U.S. Securities and Exchange Commission.

DIRECTORS' COMPENSATION
The Company has no formal plan for compensating its Directors for their service in their capacity as Directors. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors. The Board of Directors may award special remuneration to any Director undertaking any special services on behalf of the Company other than services ordinarily required of a Director. During Fiscal 2003, no Director received and/or accrued any compensation for his services as a Director, including committee participation and/or special assignments; other than the granting of stock options.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Based solely upon a review of the copies of Forms 3 and 4 and 5 thereto furnished to the Company, or written representations that no annual Form 5 reports were required, the Company believes that all filing requirements under
Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") applicable to its directors, officers and any persons holding ten percent (10%) or more of the Company's Common Stock were made with respect to the Company's fiscal year ended December 31, 2002.

SUMMARY COMPENSATION TABLE
The following table sets forth certain information about the compensation paid or accrued to the person who was the Company's chief executive officer during the fiscal year ended December 31, 2003 (the "named executive officer").

 --------------------------------------------------------------------------------------------------------------------
                      ANNUAL COMPENSATION                             LONG TERM COMPENSATION AWARDS
                      -------------------                             -----------------------------
                                                                     AWARDS                       PAYOUTS
                                                                     ------                       -------
                    YEAR     SALARY     BONUS    OTHER        RESTRICTED     SECURITIES     ALL LTIP        OTHER
                              ($)        ($)     ANNUAL         STOCK        UNDERLYING     PAYOUTS        COMPEN-
                                                 COMPEN-       AWARD(S)     OPTIONS/SARS      ($)          SATION($)
                                                 SATION($)       ($)            (#)

 Daniel O'Brien      2003    $40,000      -         -             -         20,000 shares      -             -
 President,
 Chief Executive     2002    $40,000      -         -                       50,000 shares      -             -
 Officer
                     2001    $18,500                                       100,000 shares
 --------------------------------------------------------------------------------------------------------------------

*Mr. O'Brien was the only executive officer during these years.

BENEFICIAL OWNERSHIP OF COMMON SHARES

SHAREHOLDINGS OF DIRECTORS AND EXECUTIVE OFFICERS

-------------------------------------------------------------------------------
                                         SHARES BENEFICIALLY OWNED (1)
                                 ----------------------------------------------
BENEFICIAL OWNER                        COMMON STOCK               PERCENTAGE

Daniel O'Brien(2)(3)                      4,756,000                    40.2%
John H. Bientjes(2)(3)                       35,000                       *
Dr. Robert O'Brien(2)(3)                  1,825,000                    15.4%
Dale Friend(2)(3)                              -0-                        -


  as a group (3 persons)                  6,616,000                    55.6%
* Less than 1%
-------------------------------------------------------------------------------

Applicable percentage of ownership at April 6, 2004, is based upon 11,819.916 shares of Common Stock outstanding, and includes shares, which may be acquired on the exercise of stock options as follows.

-----------------------------------------------------------------------------------------------------------
                 DIRECTORS/OFFICERS STOCK OPTIONS NOT EXERCISED
-----------------------------------------------------------------------------------------------------------
Name                           No of Options               Exercise Price          Expiration

Daniel O'Brien                             100,000              $1.40              December 21, 2006
                                            50,000              $4.25              December 31, 2007
Dr. Robert O'Brien                          50,000              $1.40              December 21, 2006
                                            25,000              $4.25              December 31, 2007
John Bientjes                                5,000              $4.25              December 31, 2007
Dale Friend                                  5,000              $4.25              December 31, 2007
------------------------------ -------------------- ------------------------------ ------------------------

However, does not include the following shares which may be acquired on the exercise of stock options which are not exercisable until December 31, 2004.

-----------------------------------------------------------------------------------------------------------
                      DIRECTORS/OFFICERS STOCK OPTIONS NOT EXERCISABLE UNTIL DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------
Name                                 No of Options         Exercise Price          Expiration

Daniel O'Brien                              20,000              $3.60              December 31, 2008
Dr. Robert O'Brien                          20,000              $3.60              December 31, 2008
John H. Bientjes                             5,000              $3.60              December 31, 2008
Dale Friend                                  5,000              $3.60              December 31, 2008
------------------------------ -------------------- ------------------------------ ------------------------

The Directors and Officers of the Company have been granted the following percentage of employee stock options, by the Company.

---------------------------------------------------
       % OF TOTAL EMPLOYEE OPTIONS GRANTED
---------------------------------------------------
Name                                             %
Daniel O'Brien                                44.5
Dr. Robert O'Brien                            22.3
John H. Bientjes                               1.5
Dale Friend                                    1.5
------------------------------ --------------------

The following options were exercised in the year ended December 31, 2003

---------------------------------------------------------------------------------------------------------------------
                  OPTIONS EXERCISED BY OFFICERS AND DIRECTORS IN THE YEAR ENDED DECEMBER 31, 2003
---------------------------------------------------------------------------------------------------------------------
            Name                 No of Options Exercised                         Value realized
Daniel O'Brien                              0                                          --
Dr. Robert O'Brien                          0                                          --
John H. Bientjes                          5,000                                     $10,000
Dale Friend                                 0                                          --
------------------------------ ---------------------------- ---------------------------------------------------------

The following shareholder controls more than 5% of Company stock.

---------------------------------------- -------------- ---------------
Name                                      Common Stock      Percentage

Sprott Asset Management, Inc.(4)             1,089,099            9.2%
All directors and officers
---------------------------------------- -------------- ---------------

     PROPOSAL NO. 2: RATIFICATION OF OPTION GRANTS TO OFFICERS AND DIRECTORS

As a means of incentive and compensation, the Company plans to grant options as follows. The Board of Directors has agreed to issue the directors who are not also employed by the Company options to purchase 5,000 shares of common stock annually for serving as a director. However, Dr. Robert N. O'Brien will not receive director options in any year in which he receives options for other services. Dr. Robert O'Brien will be paid in additional options for assisting in research and development and patent prosecution. The amount of such options is determined annually by the Board of Directors with Dr. O'Brien not voting on such matter.

        Daniel B. O'Brien:      20,000  options  to  buy  common  shares  with a
                                strike price of $3.60/share, vesting on December
                                31st 2004 and expiring on December 31st 2008.

        Dr. Robert N. O'Brien:  20,000  options  to  buy  common  shares  with a strike price of $3.60/share, vesting on December 31st 2004 and expiring on December 31st 2008.

        John H. Bientjes:       5,000 options to buy common shares with a strike
                                price of  $3.60/share,  vesting on December 31st
                                2004 and expiring on December 31st 2008.

        Dale Friend:            5,000 options to buy common shares with a strike
                                price of  $3.60/share,  vesting on December 31st
                                2004 and expiring on December 31st 2008.

OTHER BUSINESS
The Board of Directors knows of no other matters to be presented at the meeting. If any other matters come before the meeting, the proxy holders intend to vote on such matters in accordance with their best judgement.

REQUEST FOR COPY OF FORM 10KSB
Shareholders may request a copy of the Form 10KSB by writing to the Company's registered offices: 2614 Queenswood Dr. Victoria, BC, Canada V8N 1X5

DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS
Any proposal by a shareholder to be presented at the Company's next Annual Meeting of Shareholders, including nominations for election as directors must be received at the offices of the Company no later than the 31st of December 2004.

FLEXIBLE SOLUTIONS                                                                                                        PROXY FORM
INTERNATIONAL INC.

                                                                                  =====
Mark this box with an "X" if you have made any changes to your name of address                                All correspondence to:
details (see reverse)                                                                         Flexible Solutions International, Inc.
--------------------------------------------------------------------------------  =====            2614 Queenswood Drive Victoria BC
                                                                                                                      V8N 1X5 CANADA
                                                                                      Enquiries: 1(800) 661-3560 Fax: (250) 477-9912
                                                                                                           www.flexiblesolutions.com

--------------------------------------------------------------------------------
APPOINTMENT OF PROXY
I/We being a member/s  of  Flexible  Solutions  and  entitled to attend and vote herby appoint:

======                                      ====================================
       The chairman of the meeting      OR                                        Write the name of the person you are
       (mark with an "X")                                                         appointing if this person is someone other
                                                                                  than the Chairman of the meeting.
======                                      ====================================

or failing the person named, or if no person is named, the Chairman of the Meeting, as my/our proxy and vote in accordance with the following directions
(or if no  directions  have been  given,  as the proxy  sees fit) at the  Annual
General Meeting of Flexible Solutions International, Inc. to be held in the Meeting Room of the Nellie McClung Public Library, 3850 Cedar Hill Road,
Victoria,  British Columbia,  Canada, Friday the 27th of June 2003, at 6:00 p.m.
and at any adjournment of that meeting.

VOTING DIRECTION TO YOU PROXY - PLEASE MARK [X] TO INDICATE YOU DIRECTIONS

                                                           For    Against
Item 1.  Re-election of Director - Daniel B. O'Brien       [  ]     [  ]

Item 2.  Re-election of Director - Dr. Robert N. O'Brien   [  ]     [  ]

Item 3.  Re-election of Director - John H. Bientjes        [  ]     [  ]

Item 4.  Re-election of Director - Dale Friend

Item 5.  Elect as a Director - Eric Hodges

         Approve the granting to Daniel B.
         O'Brien: 50,000 options to buy common
Item 5.  shares with a strike price of                     [  ]     [  ]
         $4.25/share, vesting on Dec 31st 2003
         and expiring on Dec 31st 2007.

         Approve the granting to Dr. Robert N.
         O'Brien: 25,000 options to buy Common
Item 6.  shares with a strike price of                     [  ]     [  ]
         $4.25/share, vesting on Dec 31st 2003
         and expiring on Dec 31st 2007.

         Approve the granting to John H.
         Bientjes: 5,000 options to buy common
Item 7.  shares with a strike price of                     [  ]     [  ]
         $4.25/share, vesting on Dec 31st 2003
         and expiring on Dec 31st 2007.

         Approve the granting to Dale Friend:
         5,000 options to buy common   shares
Item 8.  with a strike price of $4.25/share,               [  ]     [  ]
         vesting on Dec 31st 2003   and expiring
         on Dec 31st 2007.


APPOINTMENT OF SECOND PROXY
I/We wish to appoint a second Proxy

=========                      ===========       ===============================
         Mark with an "X"   AND             OR
         if you wish to
         appoint a second      % of voting       State the number of Securities
         proxy                      rights       for this proxy form
=========                      ===========       ===============================

                               =================================================



AUTHORIZED SIGNATURE/S           This section MUST be signed in accordance with
                                 the instructions overleaf to enable your
                                 directions to be implemented



Individual or Securityholder 1      Securityholder 2      Securityholder 3
==================================  ====================  =====================


==================================  ====================  =====================
INDIVIDUAL/SOLE DIRECTOR AND SOLE   DIRECTOR              DIRECTOR/COMPANY
COMPANY SECRETARY                                         SECRETARY






----------------------------------  --------------------   --------------------
Contact Name (please print)         Contact phone/email    dd/mm/yy

HOW TO COMPLETE THIS PROXY FORM

1.   YOUR NAME AND ADDRESS
     This is your name and address as it appears on the share register of Flexible Solutions International, Inc. If this information is incorrect, please mark the box and make the correction on the form. Shareholders sponsored by a broker should advise their broker of any changes. PLEASE NOTE, YOU CANNOT CHANGE OWNERSHIP OF YOUR SHARES USING THIS FORM.

2.   APPOINTMENT OF A PROXY
     If you wish to appoint the Chairman of the Meeting as your proxy, mark the box. If the person you wish to appoint as your proxy is someone other than the Chairman of the Meeting please write the name of that person. If you leave this section blank, or your named proxy does not attend the meeting, the Chairman of the Meeting will be your proxy and vote on your behalf. A proxy need not be a shareholder of Flexible Solutions International, Inc.

3.   VOTES ON ITEMS OF BUSINESS
     You may direct your proxy how to vote by placing a mark in one of the three boxes opposite each item of business. All your shares will be voted in accordance with such a direction unless you indicate only a portion of voting rights are to be voted on any item by inserting the percentage or number of shares you wish to vote in the appropriate box or boxes. If you do not mark any of the boxes on a given item, your proxy will vote as he or she chooses. If you mark more than one box on an item your vote on that item will be invalid.


4.   APPOINTMENT OF A SECOND PROXY
     If you wish to appoint a second proxy, an additional Proxy Form may be obtained by telephoning the Company's share registry or you may copy this form.

     To appoint a second proxy you must:
     (a) indicate that you wish to appoint a second proxy by marking the box.
     (b) on each of the first Proxy Form and the second Proxy Form state the percentage of your voting rights or number of shares applicable to that form.
     (c) return both forms together in the same envelope.

5.   AUTHORIZED SIGNATURE(S)
     You must sign this form as follows in the spaces provided:

     JOINT HOLDING: where the holding is in more than one name all of the holders must sign.
     POWER OF ATTORNEY: to sign as Power of Attorney, you must have already lodged it with the registry. If you have not previously lodged this document for notation, please attach a certified photocopy of the Power of Attorney to this form with you return it.
     COMPANIES: director can sign jointly with another Director or a Company Secretary. A sole Director who is also a sole Company Secretary can also sign. A sole Director of a corporation without a Company Secretary can sign, pursuant to s204A of the Corporations Act. Please indicate the office held by signing in the appropriate space

If a representative of the corporation is to attend the meeting the appropriate "Certificate of Appointment of Representative" should be produced prior to admission. A form of the certificate may be obtained from the Company's share registry.

LODGEMENT OF PROXY
This Proxy Form (and any Power of Attorney under which it is signed) must be received no later than 48 hours before the commencement of the meeting. Any Proxy Form received after that time will not be valid for the scheduled meeting.

------------------------------------------------------------------------------------------------------------------------------------
Documents may be lodged by posting or facsimile to Flexible Solutions                         FLEXIBLE SOLUTIONS INTERNATIONAL, INC.
International, Inc.`s share registry at the address opposite.                                                    2614 QUEENSWOOD DR.
                                                                                                                VICTORIA, BC V8N 1X5
                                                                                                                              CANADA
                                                                                                          Facsimile: 1(250) 477-9912
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